Exhibit 99.1
Innventure Reports Third Quarter 2026 Results

Company advances strategic repositioning through substantial cost reductions and disciplined capital allocation, with resources focused on preserving and maximizing the value of its interest in Accelsius

ORLANDO, Fla., November 12, 2026 (GLOBAL NEWSWIRE) – Innventure, Inc. (NASDAQ: INV) (“Innventure”) today announced financial results for the quarter ended September 30, 2026.

“Over the last few months, our management team and Board have taken decisive steps to transform Innventure into a leaner, more focused organization, concentrating our resources on the opportunities we believe offer the clearest path to driving shareholder value,” said Bill Grieco, Chief Executive Officer of Innventure. “We have substantially reduced parent-level costs, including reducing headcount from 40 to 15 since the end of the first quarter, and we are transitioning AeroFlexx and Refinity away from reliance on Innventure capital while evaluating strategic alternatives for both businesses. At the same time, our Strategic Review Committee, together with our financial advisors, is evaluating capital strategies to strengthen our financial position and address our near-term liquidity needs in a disciplined manner. These actions share the common objective to preserve and maximize the value of our interest in Accelsius while giving the business the necessary resources to realize its full potential. We remain confident in the underlying opportunity at Accelsius and believe the transformation underway at Innventure is an important step toward translating that opportunity into value for our shareholders.”
Conference Call and Webcast
A conference call to discuss these results has been scheduled for 5:00 pm ET today, November 12, 2026.
The event will be webcasted live via our investor relations website https://www.innventure.com/investors or via https://innventure-3q26-earnings.open-exchange.net/.
About Innventure

Innventure (NASDAQ: INV) builds and scales the companies that it has founded as they commercialize new technologies. Innventure is focused on preserving and maximizing the value of its operating company interests for shareholders through disciplined capital allocation, focused execution, strong governance, and strategic initiatives. Learn more at innventure.com.

Non-GAAP Financial Measures

We use certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (GAAP) to supplement our consolidated financial statements. These non-GAAP financial measures provide additional information to investors to facilitate comparisons of past and present operating results, identify trends in our underlying operating performance, and offer greater transparency on how we evaluate our business activities. These measures are integral to our processes for budgeting, managing operations, making strategic decisions, and evaluating our performance.

Our primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. We define EBITDA as net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, non-recurring expenses, and other items that are not indicative of our core operating activities. These may include stock-based compensation, acquisition costs, and other financial items. We believe Adjusted EBITDA is valuable for investors and analysts as it provides additional insight into our operational performance, excluding the impacts of certain financing, investing, and other non-operational activities. This measure helps in comparing our current operating results with prior periods and with those of other companies in our industry. It is also used internally for allocating resources efficiently, assessing the economic outcomes of acquisitions and strategic decisions, and evaluating the performance of our management team.

There are limitations to Adjusted EBITDA, including its exclusion of cash expenditures, future requirements for capital expenditures and contractual commitments, and changes in or cash requirements for working capital needs. Adjusted EBITDA also omits significant interest expenses and related cash requirements for interest and payments. While depreciation and amortization are non-cash charges, the associated assets will often need to be replaced in the future, and

Adjusted EBITDA does not reflect the cash required for such replacements. Additionally, Adjusted EBITDA does not account for income or other taxes or necessary cash tax payments.

Investors should use caution when comparing our non-GAAP measure to similar metrics used by other companies, as definitions can vary. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures.
In presenting Adjusted EBITDA, we aim to provide investors with an additional tool for assessing the operational performance of our business. It serves as a useful complement to our GAAP results, offering a more comprehensive understanding of our financial health and operational efficiencies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including, but not limited to, the following: Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; Innventure’s ability to identify and execute on alternatives to strengthen its financial position; Innventure’s or each operating company’s respective ability to secure financing and/or other value-enhancing transactions, in each case as applicable, on acceptable terms or at all, including with respect to the dilution of Innventure’s interests in its operating companies; developments and projections relating to Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing at Innventure or its subsidiaries; market conditions affecting access to capital; potential dilution resulting from future financings at Innventure or its subsidiaries; if additional funding is unavailable, or cannot be obtained on acceptable terms or in sufficient amounts or on a timely basis, AeroFlexx or Refinity may be required to wind up or cease operations; potential goodwill, intangible asset, and other asset impairment charges, write-offs of intercompany advances, and other costs and liabilities associated with any such wind-down or cessation of operations; the risk that one or both of AeroFlexx or Refinity may be unable to continue as a going concern if additional funding is not obtained; Innventure’s ability to successfully implement cost reduction initiatives; risks related to recent shareholder litigation; changes in economic conditions; competitive pressures; regulatory developments; and Innventure’s ability to maintain control over its subsidiaries.

The foregoing factors are not exhaustive. For a more complete discussion of the risks and uncertainties that may affect Innventure's forward-looking statements, see the 'Risk Factors' section of Innventure's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Forward‑looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them, whether as a result of new information, future events, changes in assumptions or expectations, or otherwise, except as required by applicable law or the rules of any stock exchange on which Innventure's securities are listed.
Investor Relations Contact: Kyle Nagarkar, Solebury Strategic Communications
investorrelations@innventure.com

Media Contact: Stephanie Knight, Solebury Strategic Communications
press@innventure.com

Innventure, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share amounts)

	September 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$21,952	$60,449
Restricted cash	5,000	5,000
Accounts receivable	2,084	1,094
Due from related parties	17,936	11,840
Inventories	2,696	1,604
Prepaid expenses and other current assets	3,513	3,167
Total Current Assets	53,181	83,154
Investments	25,460	28,741
Property, plant and equipment, net	6,432	1,941
Intangible assets, net	144,326	160,537
Goodwill	—	323,463
Other assets	1,312	1,351
Total Assets	$230,711	$599,187
Liabilities and Stockholders' Equity
Accounts payable	$4,382	$2,551
Accrued employee benefits	3,735	11,343
Accrued expenses	4,854	7,386
Contract liabilities	410	947
Notes payable - current	7,969	12,846
Term convertible note, current	8,102	7,890
Convertible promissory note, current	4,449	4,331
Patent installment payable - current	825	700
Obligation to issue equity	110	119
Warrant liability	12,149	27,458
Income taxes payable	32	23
Related party convertible promissory notes-current	11	—
Other current liabilities	395	682
Total Current Liabilities	47,423	76,276
Notes payable, net of current portion	4,405	8,327
Earnout liability	490	3,890
Stock-based compensation liability	—	239
Patent installment payable, net of current	11,550	12,375
Deferred income taxes	9,783	13,848
Other liabilities	791	556
Total Liabilities	74,442	115,511
Commitments and Contingencies (Note 16)
Stockholders' Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized;
Series B Preferred Stock, $0.0001 par value, 3,000,000 shares designated, 24,779 and 33,144 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively.	—	—
Series C Preferred Stock, $0.0001 par value, 5,000,000 shares designated, 159,270 shares issued and outstanding as of September 30, 2026 and 150,000 shares issued and outstanding as of December 31, 2025.	—	—
Common Stock, $0.0001 par value, 250,000,000 shares authorized, 86,556,511 and 67,743,847 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively.	8	7
Additional paid-in capital	658,021	577,070
Accumulated other comprehensive gain (loss)	(391)	(1,260)
Accumulated deficit	(621,283)	(371,603)
Total Innventure, Inc., Stockholders’ Equity	36,355	204,214
Non-controlling interest	119,914	279,462
Total Stockholders' Equity	156,269	483,676
Total Liabilities and Stockholder’s Equity	$230,711	$599,187

Innventure, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)

	Three Months Ended September 30, 2026		Three Months Ended September 30, 2025		Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Revenue	$1,481		$534		$3,877	$1,234

Operating Expenses
Cost of sales	5,175		4,147		15,501	7,192
General and administrative	12,844		16,927		40,093	55,172
Sales and marketing	1,875		2,514		7,861	6,818
Research and development	9,502		6,151		27,122	18,472
Goodwill impairment	323,463		—		323,463	346,557
Total Operating Expenses	352,859		29,739		414,040	434,211

Loss from Operations	(351,378)		(29,205)		(410,163)	(432,977)

Non-operating (Expense) and Income
Interest expense, net	(934)		(3,401)		(2,454)	(7,586)
Net gain (loss) from investments	(49)		—		59	—
Change in fair value of financial liabilities	20,834		(4,109)		18,709	19,496
Equity method investment (loss) income	(1,489)		(1,602)		(4,496)	(10,282)
Realized gain on conversion of available for sale investment	—		—		—	1,507
Loss on extinguishment of debt	—		—		(977)	(3,462)
Loss on extinguishment of related party debt	—		—		—	(3,538)
Miscellaneous other expense	(284)		(21)		(1,232)	(64)
Total Non-operating Income (Expense)	18,078	—	(9,133)	—	9,609	(3,929)
Loss before Income Taxes	(333,300)		(38,338)		(400,554)	(436,906)
Income tax benefit	538		(3,603)		(4,019)	(7,222)
Net Loss	(333,838)		(34,735)		(396,535)	(429,684)
Less: net loss attributable to
Non-redeemable non-controlling interest	(131,466)		(6,403)		(146,855)	(174,128)
Net Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	(202,372)	—	(28,332)	—	(249,680)	(255,556)

Basic and diluted loss per share	$(2.39)		$(0.51)		$(3.05)	$(4.96)
Basic and diluted weighted average common shares	84,727,303		55,846,721		81,927,882	51,583,853

Innventure, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Cash Flows Used in Operating Activities
Net loss	$(396,535)	$(429,684)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	15,615	22,972
Interest income on debt securities - related party	(280)	(299)
Change in fair value of financial liabilities	(18,709)	(19,496)
Non-cash interest expense on notes payable	1,707	5,142
Net gain on investments	(59)	—
Accrued unpaid interest on note payable	355	220
Equity method investment loss (income)	4,496	10,282
Realized gain on conversion of available for sale investments	—	(1,507)
Loss on extinguishment of debt	977	3,462
Loss on extinguishment of related party debt	—	3,538
Deferred income taxes	(4,066)	(8,141)
Loss on Disposal of PPE	410	—
Depreciation and amortization	16,934	16,821
Goodwill impairment	323,463	346,557
Other costs, net	1,409	233
Changes in operating assets and liabilities:
Accounts receivable	(990)	(1,286)
Prepaid expenses and other current assets	(6,442)	(6,461)
Inventory	(1,092)	(1,226)
Accounts payable	548	(2,448)
Accrued employee benefits	(7,852)	2,491
Accrued expenses	(2,552)	376
Stock-based compensation liability	(227)	(923)
Income taxes payable	9	930
Other current liabilities	(424)	(230)
Contract liabilities	(536)	776
Obligation to issue equity	—	2,158
Other assets	16	(60)
Patent installment payable	(700)	(525)
Net Cash Used in Operating Activities	(74,525)	(56,328)

Cash Flows (Used in) Provided by Investing Activities
Investment in available-for-sale debt securities - equity method investee	—	(2,708)
Acquisition of property, plant and equipment	(4,340)	(1,371)
Net Cash (Used in) Provided by Investing Activities	(4,340)	(4,079)

Innventure, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30, 2026		Nine Months Ended September 30, 2025
Cash Flows Provided by Financing Activities
Proceeds from issuance of equity, net of issuance costs	51,819		3,675
Proceeds from the issuance of equity to non-controlling interest, net of issuance costs	—		6,327
Proceeds from the issuance of convertible promissory note	—		6,350
Proceeds from the issuance of term convertible notes	—		14,950
Proceeds from issuance of debt securities, net of issuance costs	—		36,000
Payment of debts	(10,419)		(3,877)
Taxes paid related to net share settlement of equity awards	(1,032)		—
Distributions to Stockholders	—		(76)
Cash Flows Provided by Financing Activities	40,368		63,349

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(38,497)	—	2,942
Cash, Cash Equivalents and Restricted Cash Beginning of period	65,449		11,119
Cash, Cash Equivalents and Restricted Cash End of period	$26,952		$14,061

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Supplemental Cash Flow Information
Cash paid for interest	$1,646	$2,551
Supplemental Disclosure of Noncash Financing Information
Conversion of working capital loans to equity method investee into investments in debt securities - related party	—	4,375
Unrealized gain on investments in debt Securities - related party through OCI	877	410
Extinguishment of debt with Series C Preferred Stock	—	14,000
Contribution of Series C Preferred Stock to equity method investee	—	5,783
Conversion of AFX available-for-sale term loan into equity method investments	—	8,757
Issuance of common stock as repayment of convertible debt	1,090	5,961
Issuance of vested RSUs	244	—
Issuance of stock in exchange for services	11	4,187
Equity reallocation between non-controlling interest and additional paid-in capital	20,766	36,313

Innventure, Inc. and Subsidiaries
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended September 30, 2026		Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026		Nine Months Ended September 30, 2025
Net loss	$(333,838)		$(34,735)	$(396,535)		(429,684)
Interest expense, net(1)	934		3,401	2,454		7,586
Depreciation and amortization expense	5,603		5,638	16,934		16,821
Income tax expense (benefit)	538		(3,603)	(4,019)		(7,222)
EBITDA	(326,763)	—	(29,299)	(381,166)	—	(412,499)
Change in fair value of financial liabilities(2)	(20,834)		4,109	(18,709)		(19,496)
Stock-based compensation(3)	5,306		7,725	15,615		22,972
Goodwill impairment(4)	323,463		—	323,463		346,557
Loss on extinguishment of debt(5)	—		—	977		3,462
Loss on extinguishment of related party debt(6)	—		—	—		3,538
Adjusted EBITDA	(18,828)		(17,465)	(59,820)		(55,466)
(1) Interest Expense, net, includes interest incurred on our various borrowing facilities and the amortization of debt issuance costs.
(2) Change in fair value of financial liabilities – For the three and nine months ended September 30, 2026, and 2025, the change in fair value of financial liabilities primarily consists of the change in fair value of the warrant liability, the earnout liability and the embedded derivatives in various instruments.
(3) Stock based compensation – For the three and nine months ended September 30, 2026, and 2025, stock based compensation primarily consisted of awards in the 2024 Equity and Incentive Plan. These awards consisted of Stock Options, Restricted Stock Units, and Stock Appreciation Rights. Further, a portion of this expense was related to share-based payment employee incentive plans in existence at subsidiaries.
(4) Goodwill impairment - For the three and nine months ended June 30, 2025, the Company recognized goodwill impairment due to sustained decreases in the Company’s publicly quoted share price and market capitalization, which were, at least in part, sensitive to the general downward volatility experienced in the stock market in the comparable period in the prior year. There was no goodwill impairment for the three and nine months ended September 30, 2026.
(5) Loss on extinguishment of debt - For the nine months ended September 30, 2026, the Company repaid the Convertible Debentures, which resulted in an aggregate of $1.0 million loss on extinguishment of debt. There was no loss on extinguishment of debt for the three months ended September 30, 2026. For the three and nine months ended June 30, 2025, the Company recognized a loss on extinguishment of debt of $3.5 million in connection with the modification of the WTI Facility.
(6) Loss on extinguishment of related party debt - For the nine months ended June 30, 2025, the Company extinguished certain related party debts by issuing Series C Preferred Stock. There was no loss on extinguishment of related party debt for the three months ended September 30, 2026.